UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 16, 2012

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c).	Appointment of Certain Officers

On October 16, 2012, Nevada Gold & Casinos, Inc. (the “Company”) announced that Victor Mena has been appointed as the Company’s Vice President of Washington Operations. Mr. Mena, age 49, joined the Company as the Chief Operating Officer of NG Washington, LLC, the Company’s wholly-owned subsidiary, upon the Company’s acquisition of its first three mini-casinos in the State of Washington in May of 2009, namely, the Crazy Moose Casinos in Pasco and Mountlake Terrace and Coyote Bob’s Casino in Kennewick. Prior to joining the Company, Mr. Mena was acting President of Operations of the three mini-casinos.

There are no reportable arrangements or understandings between Mr. Mena and any other persons pursuant to which he was selected for the role of Vice President of Washington Operations. There is no family relationship between Mr. Mena and any director or executive officer of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on Tuesday, October 16, 2012, at the Sheraton Suites Houston, 2400 West Loop South, Houston, Texas 77027. 12,836,381 shares of the Company’s common stock were represented at the meeting, either in person or by proxy, constituting 80.43% of the outstanding stock. The following matters were acted upon:

1. Election of Director

One Class II director, Francis M. Ricci, was elected to the Company’s board of directors for the term that will expire at the annual meeting of shareholders to be held in 2015. The results of the election of Mr. Ricci are as follows:

Director Nominee:	For:	Withheld:	Broker Non-Votes:

Francis M. Ricci	4,935,616	724,114	7,176,651

2. Ratification of the Selection of Pannell Kerr Forster of Texas, P.C. as Independent Auditors for the 2013 Fiscal Year

The selection of Pannell Kerr Forster of Texas, P.C. as the independent registered public accounting firm of the Company for the 2013 fiscal year was approved by the following vote:

For:	Against:	Abstain:	Broker Non-Votes:

12,216,885	557,103	62,393	0

Item 8.01.	Other Events

On October 16, 2012, the Company announced that, beginning in the first calendar quarter of 2013, it plans to relocate its corporate offices from Houston, Texas, to Las Vegas, Nevada in order to improve access to acquisition opportunities and participation in industry developments.

On October 16, 2012, the Company issued a press release related to the matters provided in Items 5.02 (c), 5.07 and 8.01 above. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
99.1	Press Release dated October 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: October 16, 2012	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit
99.1	Press Release dated October 16, 2012